Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with this Annual Report on Form 10-K for the annual period ended December 31, 2015 (the “Report”) of Garrison Capital Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Joseph Tansey, Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Joseph Tansey

Joseph Tansey
Chief Executive Officer
March 2, 2016